UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

NOVAGOLD RESOURCES INC.

(Name of Registrant as Specified In Its Charter)

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Hi (Insert Name), We have excellent news to share! Today, NOVAGOLD announced that it has entered into definitive agreements to acquire Paulson’s 40% ownership interest in Donlin Gold in an all-share transaction, increasing NOVAGOLD’s ownership in Donlin Gold from 60% to 100%. Pursuant to the transaction, the new company, NovaGold Corporation (“New NG”), would be a Delaware corporation intended to be listed on NYSE, of which current NOVAGOLD shareholders (inclusive of Paulson’s equity interest) would own approximately 65% and Paulson would indirectly receive approximately 35% on a fully diluted basis. Inclusive of its existing equity ownership in NOVAGOLD, Paulson would own approximately 40% of the economic interest in New NG which is inclusive of a 19.99% voting interest. A webcast and conference call will take place today, July 22, 2026 at 8:00 am PT (11:00 am ET) to discuss the announcement. The webcast and conference call-in details are provided below. Video Webcast: www.novagold.com/investors/events North American callers: 1-833-752-3655 International callers: 1-647-846-8520 The details and anticipated benefits of the transaction are included below and the release titled “NOVAGOLD Enters Into Definitive Agreements to Acquire 100% of Donlin Gold” is attached for your reference. The transformative transaction is expected to deliver substantial benefits to NOVAGOLD stakeholders, including: • Creates a leading U.S. gold developer, with an approximately US$4.2 billion equity value and 100% ownership of Donlin Gold, whose projected annual 1.3-million-ounce gold production in its first decade and 1.1-million-ounce gold production over the 27-year mine life is expected to render it the largest gold development project in the U.S. • The New NG Board of Directors will be co-chaired by Dr. Thomas S. Kaplan and John Paulson. • Generates immediate accretion to NOVAGOLD shareholders on multiple key metrics, including: o Net asset value per share; o Gold reserves and resources per share, through the addition of over 16 million ounces of measured and indicated resources, inclusive of 13 million ounces contained in proven and probable reserves in a safe and stable jurisdiction that is supportive of responsible development; and o Projected attributable production metrics increased by over 520,000 ounces of annual gold production in the first 10 years.

o 100% ownership in a leading U.S. gold developer at a discount to its implied equity value. • As Paulson is accepting a 10% discount to the market value of his stake in Donlin Gold, this transaction is accretive to NOVAGOLD shareholders regardless of what the prevailing market price for NOVAGOLD is. • Streamlines corporate decision-making and increases operational and capital efficiency at Donlin Gold, while preserving NOVAGOLD’s independent governance through specific standstill and voting restrictions, and a lock-up that expires upon the earliest of: (i) completion of the Donlin Gold project financing, (ii) Paulson owning less than 10% of the issued and outstanding equity securities of New NG, and (iii) the 3-year anniversary of the Effective Date. • Establishes a single point of contact for engagement with key stakeholders, including longstanding Donlin Gold landowners, Calista Corporation and The Kuskokwim Corporation. • Facilitates and expands access to private and official-sector capital, including governmental agencies and sovereign wealth funds, to support Donlin Gold’s next phase of project development. • Creates a better aligned structure with the formation of a new U.S.-domiciled parent company. • Enhances potential future strategic opportunities for NOVAGOLD. Transaction details: • Pursuant to the Arrangement Agreement, New NG would acquire all issued and outstanding common shares of NOVAGOLD in exchange for 1.0 New NG share of voting common stock for each NOVAGOLD common share (the “Arrangement”). • Substantially concurrently with (but immediately before) the closing of the Arrangement, Paulson and its relevant affiliates would contribute all of their equity interests in Donlin Gold Holdings LLC and Donlin Gold Holdings II LLC to New NG in exchange for shares of voting common stock and non-voting common stock of New NG, which the number of New NG common stock will be determined based on a 10% discount to the equity value of Paulson’s 40% ownership interest in Donlin Gold implied by the equity value of NOVAGOLD based on the 10-day volume-weighted average price of NOVAGOLD shares on July 21, 2026. • The Arrangement would be effected by way of a court-approved plan of arrangement under the Business Corporations Act (British Columbia), requiring the approval of the courts and the approval of at least 66 2/3% of the votes cast by the shareholders of NOVAGOLD voting in person or represented by proxy at a special NOVAGOLD shareholders’ meeting to consider the Arrangement. • The directors and certain senior officers of NOVAGOLD as well as Electrum Strategic Resources L.P. and Paulson—which collectively represent approximately 28% of NOVAGOLD’s issued and outstanding common shares—have entered into voting support agreements, pursuant to which they have agreed, among other things, to vote their NOVAGOLD shares in favor of the Transactions. • In addition to NOVAGOLD shareholder approval, the Transactions will be subject to all requisite stock exchange approvals and NYSE listing of the New NG shares, regulatory approvals, court approvals and customary closing conditions, and are expected to close in the fourth quarter of 2026. NOVAGOLD intends to advance the transactions concurrently with the ongoing Donlin Gold workstreams to support an integrated Bankable Feasibility Study and to position the project for the next phase of development. We welcome the opportunity to discuss these points further and address any questions you may have. Please feel free to suggest a time that suits your schedule to meet with [insert relevant contacts depending on the email recipient – ie: Tom, John, Greg, Melanie, and Frank].

Cautionary Note Regarding Forward-Looking Statements

This communication includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward- looking statements are frequently, but not always, identified by words such as “expects”, “continue”, “ongoing”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding the expected outcomes of the Transactions; the ability of NOVAGOLD, NovaGold Corporation and Paulson to complete the Transactions on the terms described herein, or at all, including receipt of required regulatory approvals, shareholder approvals, court approvals, stock exchange approvals and satisfaction of other customary closing conditions; the expected synergies related to the Transactions in respect of strategy, operations and other matters; projections related to expansion; and the impact of the Transactions on NovaGold Corporation and its stakeholders. Forward-looking statements contained herein are based on a number of material assumptions, including but not limited to the following, which could prove to be inaccurate: the expected outcomes of the Transactions, the ability of NOVAGOLD, NovaGold Corporation and Paulson to complete the Transactions on the terms described herein, or at all, including receipt of required regulatory approvals, shareholder approvals, court approvals, stock exchange approvals and satisfaction of other customary closing conditions, the expected synergies related to the Transactions in respect of strategy, operations and other matters, projections related to expansion, our ability to achieve production at Donlin Gold; the cost estimates and assumptions contained in the 2025 Technical Report and the 2025 Technical Report Summary;  estimated metal pricing, metallurgy, mineability, marketability and operating and capital costs, together with other assumptions underlying our resource and reserve estimates; our expected ability to develop adequate infrastructure and that the cost of doing so will be reasonable; assumptions that all necessary permits and governmental approvals will be obtained and the timing of such approvals; assumptions made in the interpretation of drill results, the geology, grade and continuity of our mineral deposits; our expectations regarding demand for equipment, skilled labor and services needed for exploration and development of mineral properties; operating or regulatory risks. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results, activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. Forward-looking statements are not historical facts but instead represent the expectations of NOVAGOLD management’s estimates and projections regarding future events or circumstances on the date the statements are made. Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of obtaining and maintaining permits necessary to construct and operate; the need for additional financing to complete an updated feasibility study and to explore and develop properties; availability of financing in the debt and capital markets; disease pandemics; uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; changes in mineral production performance, exploitation and exploration successes; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between the owners of Donlin Gold to advance the Donlin Gold project; the need for cooperation of government agencies and Native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether or when a positive construction decision will be made regarding the Donlin Gold project; and other risks and uncertainties disclosed in NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports and other documents filed by NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting NOVAGOLD’s website at www.novagold.com, or the SEC’s website at www.sec.gov, or on SEDAR+ at www.sedarplus.ca. The forward-looking statements contained herein reflect the beliefs, opinions and projections of NOVAGOLD on the date the statements are made. NOVAGOLD assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

Important Information and Where to Find It

In connection with the proposed Transactions, NOVAGOLD expects to file a proxy statement on Schedule 14A with the SEC and applicable Canadian Securities Regulators that will be mailed or otherwise disseminated to security holders of NOVAGOLD seeking their approval of the transactions-related proposals. NOVAGOLD also may file other documents with the SEC and applicable Canadian Securities Regulators regarding the proposed Transactions. None of the securities to be issued pursuant to the proposed Transactions are anticipated to be registered under the U.S. Securities Act of 1933, as amended (the U.S. Securities Act”) or any U.S. state securities laws, and any securities issued in the transaction are anticipated to be issued in reliance upon an exemption from such registration requirements under the U.S. Securities Act and applicable exemptions under U.S. state securities laws. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC AND APPLICABLE CANADIAN SECURITIES REGULATORS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS, THE PARTIES TO THE PROPOSED TRANSACTIONS AND RELATED MATTERS. This communication is not a substitute for the proxy statement or any other document that NOVAGOLD may file in connection with the proposed Transactions. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by NOVAGOLD with the SEC at http://www.sec.gov, the SEC’s website, under NOVAGOLD’s profile on SEDAR+ at www.sedarplus.ca, or from NOVAGOLD’s website https://novagold.com/investors/why-invest/.

Participants in the Solicitation

NOVAGOLD and certain of its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Transactions. Information regarding NOVAGOLD’s directors and executive officers and other persons who may be deemed to be participants in the solicitation of shareholders of NOVAGOLD in connection with the proposed Transactions and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement, which will be filed with the SEC and applicable Canadian Securities Regulators. Information regarding NOVAGOLD’s directors and executive officers is contained in NOVAGOLD’s proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC on March 25, 2026. To the extent the holdings of the NOVAGOLD securities by the NOVAGOLD directors and executive officers have changed since the amounts set forth in the proxy statement for its 2026 annual meeting of shareholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants in the proxy solicitation and a description of their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials when they are filed with the SEC in connection with the proposed Transactions. You may obtain free copies of these documents (when they become available) using the sources indicated above.